Exhibit 10.9

AMENDMENT NUMBER ONE TO THE AMENDED AND RESTATED CREDIT AGREEMENT,

DATED AS OF MARCH 29, 2012, AMONG OCLARO, INC., OCLARO TECHNOLOGY LTD,

WELLS FARGO CAPITAL FINANCE, INC. AND OTHER LENDERS PARTY THERETO.

AMENDMENT NUMBER ONE TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment Number One to Amended and Restated Credit Agreement (“Amendment”) is entered into as of March 29, 2012, by and among WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as administrative agent (the “Agent”) for the lenders (the “Lenders”) identified on the signature pages to the Credit Agreement (as defined below), and the Lenders, on the one hand, and OCLARO, INC., a Delaware corporation (“Parent”), OCLARO TECHNOLOGY LIMITED, a company incorporated under the laws of England and Wales (“Borrower”), on the other hand, with reference to the following facts:

A. Agent, Lenders, Parent and Borrowers have previously entered into that certain Amended and Restated Credit Agreement, dated as of July 26, 2011 (as amended, supplemented, amended and restated, or otherwise modified, the “Credit Agreement”).

B. Borrower, Parent, Agent, and Lenders desire to amend the Credit Agreement as provided for and on the conditions herein.

NOW, THEREFORE, Borrower, Parent, Agent and Lenders hereby amend and supplement the Credit Agreement as follows:

1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Credit Agreement unless specifically defined herein.

2. AMENDMENTS TO THE CREDIT AGREEMENT.

(a) Schedule 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Triggering Event” therein in its entirety and replacing it with the following:

“Triggering Event” means, as of any date of determination, that (a) an Event of Default has occurred and is continuing, or (b) Liquidity is less than (i) on or prior to September 30, 2012, $20,000,000 or (ii) thereafter, $15,000,000, or (c) Excess Availability is an amount less than (x) on or prior to September 30, 2012, $2,500,000 or (y) thereafter, $7,500,000.

(b) Schedule 1.1 of the Credit Agreement is hereby amended by deleting clause (a) in the definition of “Eligible Accounts” therein in its entirety and replacing it with the following new clause (a):

(a) Accounts that the Account Debtor has failed to pay within 90 days of original invoice date or Accounts with selling terms of more than 60 days (or 90 days with respect to [***].

(c) Schedule 1.1 of the Credit Agreement is hereby amended by deleting clause (i) in the definition of “Eligible Accounts” therein in its entirety and replacing it with the following new clause (i):

(i) Accounts with respect to an Account Debtor whose total obligations owing to Borrower exceed 10% (or (x) 20% with respect to [***] and (y) 15% with respect to [***] (as defined below)) of all Eligible Accounts (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates), to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

AMENDMENT NUMBER ONE TO AMENDED AND RESTATED CREDIT AGREEMENT

3. REPRESENTATIONS AND WARRANTIES. Parent and Borrower each hereby affirms to Agent and Lenders that, after giving effect to the amendments herein, all of such its representations and warranties set forth in the Credit Agreement are true, complete and accurate in all respects as of the date hereof.

4. NO DEFAULTS. Parent and Borrower each hereby affirm to the Lender Group that no Event of Default has occurred and is continuing as of the date hereof.

5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of a fully executed copy of this Amendment and the Reaffirmation of Guaranty atrtached hereto.

6. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent’s out-of-pocket costs and reasonable expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Credit Agreement, as amended and supplemented hereby, shall remain in full force and effect.

8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

[Signatures on next page]

Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO CAPITAL FINANCE, INC.,
a California corporation, as Agent and a Lender

By:
Title:

S-1

Amendment Number One to Amended and Restated Credit Agreement

Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

OCLARO, INC.,
a Delaware corporation, as Parent

By:
Name:	Jerry Turin
Title:	CFO

OCLARO TECHNOLOGY LIMITED, a limited liability company incorporated under the laws of England and Wales, as Borrower

By:
Name:	Jerry Turin
Title:	Director

By:
Name:	Catherine H. Rundle
Title:	Director

S-2

Amendment Number One to Amended and Restated Credit Agreement

Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

REAFFIRMATION OF GUARANTY

Each of the undersigned has executed a General Continuing Guaranty (Domestic) or General Continuing Guaranty (Foreign) (each, a “Guaranty”), in favor of Wells Fargo Capital Finance, Inc., a California corporation, (“WFCF”), as agent (in such capacity, the “Agent”) for the lenders (the “Lenders”) from time to time party to Credit Agreement (as defined above) respecting the obligations of Oclaro Technology Limited, a limited liability company organized under the laws of England and Wales (the “Borrower”) and Oclaro, Inc., a Delaware corporation (the “Parent”), owing to the Lenders. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: (i) its Guaranty remains in full force and effect; (ii) nothing in such Guaranty obligates Agent or any Lender to notify any of the undersigned of any changes in the financial accommodations made available to the Borrower or to seek reaffirmations of any of the Guaranties; and (iii) no requirement to so notify any of the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

OCLARO INNOVATIONS, LLP
a limited liability partnership organized under the laws of England and Wales

Oclaro, Inc.

By:
Name:	Jerry Turin
Title:	CFO

Oclaro (North America), Inc.

By:
Name:	Jerry Turin
Title:	CEO

BOOKHAM NOMINEES LIMITED, a company incorporated under the laws of England and Wales

By:
Name:	Jerry Turin
Title:	Director

By:
Name:	Catherine H. Rundle
Title:	Secretary

BOOKHAM INTERNATIONAL LTD., a company organized under the laws of the Cayman Islands

By:
Name:	Jerry Turin
Title:	Director

OCLARO CANADA, INC.,
a federally incorporated Canadian corporation

By:
Name:	Jerry Turin
Title:	President & Treasurer

S-1

Reaffirmation of Guaranty - Amendment Number One to Amended and Restated Credit Agreement

Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

OCLARO, INC.,
a Delaware corporation

By:
Name:	Jerry Turin
Title:	CFO

OCLARO TECHNOLOGY, INC., a Delaware corporation

By:
Name:	Jerry Turin
Title:	Treasurer

OCLARO (NEW JERSEY), INC., a Delaware corporation

By:
Name:	Jerry Turin
Title:	President & CFO

OCLARO PHOTONICS, INC., a Delaware corporation

By:
Name:	Jerry Turin
Title:	President

MINTERA CORPORATION, a Delaware corporation

By:
Name:	Jerry Turin
Title:	President & CFO

OCLARO (NORTH AMERICA), INC., a Delaware corporation

By:
Name:	Jerry Turin
Title:	CEO

S-2

Reaffirmation of Guaranty - Amendment Number One to Amended and Restated Credit Agreement

Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.